                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 95-5 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/Phyllis A. Knight
                                      -----------------------------
                                        Phyllis A. Knight
                                        Assistant Vice President and
                                         Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                             CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                             TRUST ACCOUNT #3334296-0
                             REMITTANCE DATE:  10/16/95

                                                     Total $          Per $1,000
                                                     Amount            Original
                                                 -------------       -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $7,327,079.96

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                           0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                     245,290.55        4.45982818
         b. Class A-2 Interest                     368,041.67        5.04166671
         c. Class A-3 Interest                     260,416.67        5.20833340
         d. Class A-4 Interest                     319,000.00        5.50000000
         e. Class A-5 Remittance Rate
             (6.90%, unless Weighted Average
             Contract Rate is below 6.90%)              6.90%
         f. Class A-5 Interest                     316,250.00        5.75000000
         g. Class A-5 Remittance Rate
             (7.30%, unless Weighted Average
             Contract Rate is below 7.30%)              7.30%
         h. Class A-5 Interest                     504,600.00        6.04166667

     (3) Amount applied to:
         a. Unpaid Class A Interest
             Shortfall                                    .00               .00

     (4) Remaining:
         a. Unpaid Class A Interest
             Shortfall                                    .00               .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                  3,527,516.11               N/A
         a. Scheduled Principal                    631,567.06               N/A
         b. Principal Prepayments                2,888,324.14               N/A
         c. Liquidated Contracts                     7,624.91               N/A
         d. Repurchases                                   .00               N/A

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                             CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                             TRUST ACCOUNT #3334296-0
                             REMITTANCE DATE:  10/16/95

     (6)  Pool Scheduled Principal
           Balance                             442,176,818.81       979.92803345
     (6a) Pool Factor                               .97992803

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                            .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          A Principal Balance and the Class M-1
          Principal Balance divided by (b) the
          Pool Scheduled Principal Balance)            91.90%

     (9)  Class A Percentage for the following
          Remittance Date                              91.83%

    (10)  Class A Principal Distribution:
          a. Class A-1                           3,527,516.11        64.13665655
          b. Class A-2                                    .00                .00
          c. Class A-3                                    .00                .00
          d. Class A-4                                    .00                .00
          e. Class A-5                                    .00                .00
          f. Class A-6                                    .00                .00

    (11)  Class A-1 Principal Balance           45,942,846.81       835.32448745
    (11a) Class A-1 Pool Factor                     .83532449

    (12)  Class A-2 Principal Balance           73,000,000.00       1000.0000000
    (12a) Class A-2 Pool Factor                    1.00000000

    (13)  Class A-3 Principal Balance           50,000,000.00       1000.0000000
    (13a) Class A-3 Pool Factor                    1.00000000

    (14)  Class A-4 Principal Balance           58,000,000.00       1000.0000000
    (14a) Class A-4 Pool Factor                    1.00000000

    (15)  Class A-5 Principal Balance           55,000,000.00       1000.0000000
    (15a) Class A-5 Pool Factor                    1.00000000

    (16)  Class A-6 Principal Balance           83,520,000.00       1000.0000000
    (16a) Class A-6 Pool Factor                     .00000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                                        CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                        TRUST ACCOUNT #3334296-0
                                        REMITTANCE DATE:  10/16/95

   (17)    Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                              .00

C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

   (18)    31-59 days                               2,389,548.70              67

   (19)    60 days or more                            829,647.50              22

   (20)    Current Month Repossessions                 93,850.67               6

   (21)    Repossession Inventory                     133,192.46               7

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in August 1999)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                    .19%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                       .07%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                    .54%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                       .36%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from August 1, 1999 to
         July 31, 2000, 6.5% from August 1, 2000 to
         July 31, 2001, 8.5% from August 1, 2001 to
         July 31, 2002 and 9.5% thereafter)                                .001%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                                        CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                        TRUST ACCOUNT #3334296-0
                                        REMITTANCE DATE:  10/16/95

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date    5794.8

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                             .01%

(26) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 12%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $9,024,679.00                                                 8.10%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                               September, 1995
                                    Page 5
                                                             CUSIP#'S 393505-HJ4
                                                        TRUST ACCOUNT #3334296-0
                                                      REMITTANCE DATE:  10/16/95

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                  -------------    -------------
CLASS M1 CERTIFICATES
---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                               1,785,964.97

A.    Interest
 (28) Aggregate interest
      a.    Class M-1 Remittance Rate (7.65%,
             unless Weighted Average Contract
             Rate is below 7.65%)                          7.65%
      b.    Class M-1 Interest                       258,888.75       6.37500000

 (29) Amount applied to Class M-1 Interest
       Deficiency Amount                                    .00                0

 (30) Remaining unpaid Class M-1 Interest
       Deficiency Amount                                    .00                0

 (31) Amount Applied to:
      a.    Unpaid Class M-1 Interest Shortfall             .00                0

 (32) Remaining:
      a.    Unpaid Class M-1 Interest Shortfall             .00                0

B.     Principal
 (33) Formula Principal Distribution Amount
      a.    Scheduled Principal                             .00              N/A
      b.    Principal Prepayments                           .00              N/A
      c.    Liquidated Contracts                            .00              N/A
      d.    Repurchases                                     .00              N/A

 (34) Class M-1 Principal Balance                 40,610,000.00    1000.00000000
(34a) Class M-1 Pool Factor                          1.00000000

 (35) Class M-1 Percentage after prior
       Remittance Date                                      .00%

 (36) Class M-1 Percentage for such Remittance
       Date                                                 .00%

 (37) Class M-1 Percentage for the following
       Remittance Date                                      .00%

 (38) Class M-1 Principal Distribution:
      a.    Class M-1                                       .00       0.00000000
      b.    Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                            .00

 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                  .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               September, 1995
                                   Page 5
                                                        CUSIP#'S 393505 HK1, HL9
                                                      REMITTANCE DATE:  10/16/95

                                                     Total $         Per $1,000
                                                      Amount          Original
                                                  -------------      ----------
Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                      1,527,076.22

  (2)  Class B-1 Remittance Rate (7.30% unless
       Weighted Average Contract Rate is
       below 7.30%)                                        7.30%

  (3)  Aggregate Class B1 Interest                   109,804.17       6.08333352

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                .00              .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                   .00              .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                    .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                    .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date             .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                .00

 (9a)  Class B Percentage for the following
       Remittance Date                                      .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)               .00

(11a)  Class B1 Principal Shortfall                         .00

(11b)  Unpaid Class B1 Principal Shortfall                  .00

 (12)  Class B Principal Balance                  36,103,972.00

 (13)  Class B1 Principal Balance                 18,050,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                          PASS-THROUGH CERTIFICATES,
                                 SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               September, 1995
                                    Page 5
                                                        CUSIP#'S 393505 HK1, HL9
                                                      REMITTANCE DATE:  10/16/95

                                                     Total $         Per $1,000
                                                      Amount          Original
                                                  -------------      ----------
Class B2 and C Certificates
---------------------------
(12)  Remaining Amount Available                   1,417,272.05

(13)  Class B-2 Remittance Rate (7.65%
      unless Weighted Average Contract
      Rate is less than 7.65%)                             7.65%

(14)  Aggregate Class B2 Interest                    115,094.07      6.37499992

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                 .00             .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                    .00             .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date              .00

(18)  Class B2 Principal Liquidation Loss Amount            .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)             .00

(20)  Guarantee Payment                                     .00

(21)  Class B2 Principal Balance                  18,053,972.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is or
      Green Tree Financial Corp. is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B2 Distribution Amount; if the Company or
      Green Tree Financial Corp. is the
      Servicer)                                      185,710.14

(23)  Class C Residual Payment                     1,116,467.84

(24)  Class M-1 Interest Deficiency on such
      Remittance Date                                       .00

(25)  Class B-1 Interest Deficiency on such
      Remittance Date                                       .00

(26)  Repossessed Contracts                           93,850.67

(27)  Repossessed Contracts Remaining
      in Inventory                                   133,192.46

(28)  Weighted Average Contract Rate                   10.65143

                                      GTFC
                                     1995-5
                                September, 1995
                              Defaulted Contracts



                                                                   Estimated
                                                  Repurchase        Loss at
Account#         Principal         Interest         Amount         Sale Date
--------         ---------         --------       ----------       ---------

77323812          7,624.91            44.35         7,669.26        5,794.80
                 ---------           ------        ---------       ---------

TOTALS           $7,624.91           $44.35        $7,669.26       $5,794.80
                 =========           ======        =========       =========